SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): May 6, 2002

American Classic Voyages Co.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-9264 (Commission File Number)	31-0303330 (IRS Employer Identification Number)

Two North Riverside Plaza, Suite 200 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)

(312) 258-1890
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     As previously reported, on October 19, 2001, American Classic Voyages Co. (the “Company”) filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On October 22, 2001, all of the Company’s subsidiaries other than Oceanic Ship Co., Project America, Inc., Project America Ship I, Inc. and Project America Ship II, Inc. (the “Non-Filing Subsidiaries”) filed a voluntary petition for bankruptcy protection under Chapter 11 in the Bankruptcy Court. On October 22, 2001, the Non-Filing Subsidiaries ceased all operations and the secured creditor, Holland America Line, took possession of the ms Patriot (the primary asset of Oceanic Ship Co.) in connection with the uncontested foreclosure of its maritime lien on the vessel. All subsidiaries of the Company other than the Non-Filing Subsidiaries are hereinafter referred to as the “Filing Subsidiaries.”

     Pursuant to the requirements of the previously disclosed filings under Chapter 11, on May 24, 2002, each of the Company and the Filing Subsidiaries filed a monthly operating report for the month ended April 30, 2002 (an “April 2002 Monthly Operating Report,” and collectively, the “Reports”) with the U.S. Trustee Office.

     The financial data included in the Reports is not audited. The Reports are in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Reports are complete or presented on a basis consistent with the Company’s previous periodic filings. The Reports also contain information for periods different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (“the Exchange Act”). This information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in any of the Reports should not be viewed as indicative of future results.

     On May 6, 2002, the Debtors, under the previously disclosed bidding procedures, conducted an auction of certain assets. DNPS Delta Queen Steamboat Company, Inc. (“DNPS” or the “Purchaser”), a Delaware corporation affiliated with Delaware North Companies, a Buffalo-based international holding company, was the successful bidder with an accepted bid of $80,400,000 for substantially all the assets of seven of the Filing Subsidiaries (collectively, the “Sellers”): The Delta Queen Steamboat Company, AMCV Cruise Operations, Inc., Great River Cruise Line, LLC, Great Ocean Cruise Line, LLC, Great AQ Steamboat, LLC, Cruise America Travel, Incorporated and DQSC Property Co. The sale will include the Delta Queen, Mississippi Queen and American Queen riverboats, the primary assets of the Sellers. The sale is expected to close on May 31, 2002.

     The terms of the transaction between the Sellers and Purchaser were set forth in an Asset Purchase Agreement dated May 13, 2002, and the Purchaser made an earnest money deposit of $900,000. The Bankruptcy Court duly entered a Sale Approval Order on May 22, 2002.

     Copies of the Reports filed by each of the Company and the Filing Subsidiaries on May 24, 2002, are attached as Exhibits 99.1 through Exhibit 99.20 hereto.(1) Copies of the Asset Purchase Agreement and the Order issued by the Bankruptcy Court that approved the Asset Purchase Agreement are attached as Exhibits 99.21 and Exhibit 99.22 hereto.

Item 7. Exhibits.

Exhibit Number	Exhibit

99.1	American Classic Voyages Co. April 2002 Monthly Operating Report, filed May 24, 2002

99.2	Great Ocean Cruise Line, L.L.C. April 2002 Monthly Operating Report, filed May 24, 2002

99.3	Great AQ Steamboat, L.L.C. April 2002 Monthly Operating Report, filed May 24, 2002

99.4	Cape May Light, L.L.C. April 2002 Monthly Operating Report, filed May 24, 2002

99.5	Cape Cod Light, L.L.C. April 2002 Monthly Operating Report, filed May 24, 2002

99.6	Great River Cruise Line, L.L.C. April 2002 Monthly Operating Report, filed May 24, 2002

99.7	Delta Queen Coastal Voyages, L.L.C. April 2002 Monthly Operating Report, filed May 24, 2002

99.8	DQSC Property Co. April 2002 Monthly Operating Report, filed May 24, 2002

99.9	Cruise America Travel, Incorporated April 2002 Monthly Operating Report, filed May 24, 2002

(1) The Reports are included herein in their entirety except for Attachment 3 — Bank and Investment Account Statements (“Attachment 3”), which has been omitted. A summary of the activity presented on the respective Attachments 3 is included on the respective Attachments 2 — Schedule of Receipts and Disbursements for each of the Company and the Filing Subsidiaries.

99.10	AMCV Cruise Operations, Inc. April 2002 Monthly Operating Report, filed May 24, 2002

99.11	CAT II, Inc. April 2002 Monthly Operating Report, filed May 24, 2002

99.12	Great Independence Ship Co. April 2002 Monthly Operating Report, filed May 24, 2002

99.13	The Delta Queen Steamboat Co. April 2002 Monthly Operating Report, filed May 24, 2002

99.14	Great Hawaiian Properties Corporation April 2002 Monthly Operating Report, filed May 24, 2002

99.15	Ocean Development Co. April 2002 Monthly Operating Report, filed May 24, 2002

99.16	AMCV Holdings, Inc. April 2002 Monthly Operating Report, filed May 24, 2002

99.17	DQSB II, Inc. April 2002 Monthly Operating Report, filed May 24, 2002

99.18	Great Hawaiian Cruise Line, Inc. April 2002 Monthly Operating Report, filed May 24, 2002

99.19	American Hawaii Properties Corporation April 2002 Monthly Operating Report, filed May 24, 2002

99.20	Great Pacific NW Cruise Line, L.L.C. April 2002 Monthly Operating Report, filed May 24, 2002

99.21	Asset Purchase Agreement between Sellers and Purchaser dated May 13, 2002

99.22	Sale Order issued by the Bankruptcy Court, which approved the Asset Purchase Agreement, dated May 13, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLASSIC VOYAGES CO.

Date: May 30, 2002	By: /s/ JORDAN B. ALLEN

Jordan B. Allen, Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Exhibit

99.1	American Classic Voyages Co. April 2002 Monthly Operating Report, filed May 24, 2002

99.2	Great Ocean Cruise Line, L.L.C. April 2002 Monthly Operating Report, filed May 24, 2002

99.3	Great AQ Steamboat, L.L.C. April 2002 Monthly Operating Report, filed May 24, 2002

99.4	Cape May Light, L.L.C. April 2002 Monthly Operating Report, filed May 24, 2002

99.5	Cape Cod Light, L.L.C. April 2002 Monthly Operating Report, filed May 24, 2002

99.6	Great River Cruise Line, L.L.C. April 2002 Monthly Operating Report, filed May 24, 2002

99.7	Delta Queen Coastal Voyages, L.L.C. April 2002 Monthly Operating Report, filed May 24, 2002

99.8	DQSC Property Co. April 2002 Monthly Operating Report, filed May 24, 2002

99.9	Cruise America Travel, Incorporated April 2002 Monthly Operating Report, filed May 24, 2002

99.10	AMCV Cruise Operations, Inc. April 2002 Monthly Operating Report, filed May 24, 2002

99.11	CAT II, Inc. April 2002 Monthly Operating Report, filed May 24, 2002

99.12	Great Independence Ship Co. April 2002 Monthly Operating Report, filed May 24, 2002

99.13	The Delta Queen Steamboat Co. April 2002 Monthly Operating Report, filed May 24, 2002

99.14	Great Hawaiian Properties Corporation April 2002 Monthly Operating Report, filed May 24, 2002

99.15	Ocean Development Co. April 2002 Monthly Operating Report, filed May 24, 2002

99.16	AMCV Holdings, Inc. April 2002 Monthly Operating Report, filed May 24, 2002

99.17	DQSB II, Inc. April 2002 Monthly Operating Report, filed May 24, 2002

99.18	Great Hawaiian Cruise Line, Inc. April 2002 Monthly Operating Report, filed May 24, 2002

99.19	American Hawaii Properties Corporation April 2002 Monthly Operating Report, filed May 24, 2002

99.20	Great Pacific NW Cruise Line, L.L.C. April 2002 Monthly Operating Report, filed May 24, 2002

99.21	Asset Purchase Agreement between Sellers and Purchaser dated May 13, 2002

99.22	Sale Order issued by the Bankruptcy Court, which approved the Asset Purchase Agreement, dated May 13, 2002